SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant   |X|
Filed by a party other than the Registrant   |_|


Check the appropriate box:
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      Only
      (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
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|X|   Soliciting Material Under Rule 14a-12


                              MAYTAG CORPORATION
                  ------------------------------------------
               (Name of Registrant as Specified In Its Charter)

        --------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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               ---------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration statement
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
August 22, 2005


Dear Fellow Employees,

Today, Maytag formally entered into a definitive merger agreement with Whirlpool through which Whirlpool will pay $21 per share in cash and stock, subject to adjustment, in exchange for our company's stock - 50 percent more value for the shareholders than the offer made by the Ripplewood Holdings LLC-led Triton group. With this announcement, Maytag is now moving forward to begin the process of obtaining necessary regulatory approval.

As part of this detailed process, both Whirlpool and Maytag will be required to submit documentation to the regulatory agencies as they examine antitrust issues. As they review this information, it would not be uncommon for additional information requests to be made along the way by the government. Though the length of this approval process can vary considerably, we believe the transaction can be completed as early as the first quarter of 2006.

As with all transactions, it is important to remember that there is never absolute assurance that the merger will be consummated, although we certainly expect it to be. While the merger agreement is pending, we need to remain focused on our business - anything short of our best efforts can weaken our overall position in the marketplace, which would severely impact our business should this deal fail to be completed for any reason.

I want to remind you that Maytag is a great company, and we're still in business to take care of our customers by producing consumer-driven products. That goal does not change, even as we look at an upcoming merger. We need to continue to do our jobs - selling, distributing, manufacturing and developing our products. Each of us should continue to come to work every day with a strong commitment to do our jobs to the best of our abilities with pride in our accomplishments.

Understandably, I realize that many of you want to know how a possible merger with Whirlpool may impact your job; however, it's far too early to talk about how any given department or individual job may be affected. I do recognize that in any combination like this, where duplicate positions may exist, it is reasonable to expect that some jobs will be eliminated. Whirlpool assures me that the best talent and contributors available - regardless of whether they're currently Maytag or Whirlpool employees -are likely to be considered for assignments in the new company. Many of you may know this because of your experiences with the integration processes when Maytag acquired Amana, Jenn-Air and Magic Chef.

In recent conversations that I have had with Jeff Fettig, Whirlpool chairman & CEO, he has assured me that Whirlpool's goal is to create a combined company with the world-class talent and resources required to successfully compete in this global business - a goal that should not be foreign to anyone at Maytag. Our basic cultures and values are more similar than you might imagine, which will enable a smooth transition as we move forward.

Furthermore, Jeff Fettig believes that great talent will be required to manage the integration process and effectively operate the business going forward. He said that together, Whirlpool and Maytag will develop a process to identify specific positions and job opportunities, with a fair and open evaluation for selecting the best candidates for each available position. Above all, Jeff has made the commitment that all employees will be treated with the deserved respect and dignity throughout the transition period of the integration.

During the coming months, it is my personal hope that we all pull together to move our Maytag business forward and in the strongest possible position. I know this is a very stressful time for you and your families, and we will do everything we can to see that this process reaches a conclusion sooner than later. While we have a long way to go in the overall process, it's important to remember that there are many people depending on us - most of all our shareholders and our customers. I am confident we won't let them down.

Sincerely,


Ralph Hake
Chairman & CEO

                                     # # #


WHIRLPOOL FORWARD-LOOKING STATEMENT:

This document contains forward-looking statements that speak only as of this date. Whirlpool disclaims any obligation to update such information. Forward-looking statements include, but are not limited to, statements regarding expected earnings per share, cash flow, and material costs for the full year 2005, as well as the expected consequences of enacted price increases. Although Whirlpool believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Many factors could cause actual results to differ materially from Whirlpool's forward-looking statements. Among these factors are:
(1) the cost of raw materials and components, especially steel and the impact of rising oil prices; (2) the financial impact of Whirlpool's announced price changes will be dependent upon such factors as market conditions, the strength of consumer demand for Whirlpool's products, and other factors outside of Whirlpool's control such as the general economic conditions prevailing at the time the new pricing goes into effect; (3) rising worldwide transportation costs due to historically high and volatile oil prices, capacity constraints, and other factors; (4) the ability to gain or maintain market share in an intensely competitive global market; (5) the strength of new and established Asian competitors in the United States and abroad; (6) the success of Whirlpool's global business strategy; (7) Whirlpool's global operating platform initiatives;
(8) the success of the Latin American businesses operating in challenging and volatile environments; (9) continuation of Whirlpool's strong relationship with Sears Holdings Corporation in North America, which accounted for approximately 17% of consolidated net sales of $13 billion in 2004; (10) currency exchange rate fluctuations; (11) social, economic and political volatility in developing markets; (12) continuing uncertainty in the North American, Latin American, Asian and European economies; (13) the effectiveness of the series of restructuring actions Whirlpool has announced and/or completed through 2004;
(14) U.S. interest rates; (15) changes to the obligations as presented in the contractual obligations table; (16) changes in the funded position of the U.S. pension plans; (17) continued strength of the U.S. builder industry; (18) the threat of terrorist activities or the impact of war; (19) Whirlpool's estimate of its annual effective tax rate of approximately 31.7%; and (20) the ability of Whirlpool and Maytag to satisfy the conditions to consummation of the merger agreement between them, including Maytag shareholder approval and regulatory clearances, the timing of such satisfaction and in the event the merger is completed, Whirlpool's ability to realize expected benefits and the timing of such realization.

MAYTAG FORWARD-LOOKING STATEMENTS:

This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transactions, expected cost savings and anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of management of Maytag. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, with respect to the transaction with Whirlpool (1) Maytag may be unable to obtain shareholder approval required for the transaction; (2) conditions to the closing of the transaction may not be satisfied or the merger agreement may be terminated prior to closing; (3) Maytag may be unable to obtain the regulatory approvals required to close the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Maytag or cause the parties to abandon the transaction; (4) Maytag may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals; (5) the transaction may involve unexpected costs or unexpected liabilities; (6) the credit ratings of Maytag or its subsidiaries may be different from what the parties expect; (7) the businesses of Maytag may suffer as a result of uncertainty surrounding the transaction; (8) the industry may be subject to future regulatory or legislative actions that could adversely affect Maytag; and (9) Maytag may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Maytag are set forth in its filings with the Securities and Exchange Commission ("SEC"), which are available at www.maytagcorp.com. Maytag undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION RELATING TO THE MERGER AND WHERE TO FIND IT
Whirlpool and Maytag will file a prospectus/proxy statement with the SEC in connection with the proposed transaction. Investors are urged to read any such prospectus/proxy statement, when available, which will contain important information. The prospectus/proxy statement will be, and other documents filed by Whirlpool and Maytag with the SEC are, available free of charge at the SEC's website (WWW.SEC.GOV) or from Whirlpool by directing a request to Whirlpool Corporation, 2000 North M-63, Mail Drop 2800, Benton Harbor, MI 49022-2692,
Attention: Larry Venturelli, Vice President, Investor Relations, or from Maytag Corporation's Web site at WWW.MAYTAGCORP.COM. Neither this communication nor the prospectus/proxy statement, when available, will constitute an offer to issue Whirlpool common stock in any jurisdiction outside the United States where such offer or issuance would be prohibited -- such an offer or issuance will only be made in accordance with the applicable laws of such jurisdiction.

Whirlpool, Maytag and their respective directors, executive officers, and other employees may be deemed to be participating in the solicitation of proxies from Maytag stockholders in connection with the approval of the proposed transaction. Information about Whirlpool's directors and executive officers is available in Whirlpool's proxy statement, dated March 18, 2005, for its 2005 annual meeting of stockholders. Information about Maytag's directors and executive officers is available in Maytag's proxy statement, dated April 4, 2005, for its 2005 annual meeting of stockholders. Additional information about the interests of potential participants will be included in the prospectus/proxy statement Whirlpool and Maytag will file with the SEC.

                                      # # #

EMPLOYEE Q & A
MAYTAG/WHIRLPOOL MERGER PROPOSAL



1.)  Q:  WHAT IS BEING ANNOUNCED?

A: Maytag Corporation has entered into a definitive agreement by which Whirlpool Corporation has agreed to acquire Maytag. The transaction is subject to certain closing conditions, including shareholder and regulatory approvals.


2.)  Q:  WHAT IS THE POSITION OF MAYTAG'S BOARD OF DIRECTORS ON THIS
TRANSACTION?

A: The board of directors has approved the merger agreement, and intends to recommend to Maytag shareholders that they adopt the agreement.


3.)  Q:  WHAT IS THE TIMING FOR THIS PROPOSED MERGER?

A: The transaction must now be approved by shareholders and is subject to regulatory approval and other customary conditions that must be fulfilled prior to closing. Maytag's shareholders are expected to vote on the transaction before the end of the year. Whirlpool expects the transaction to close as early as the first quarter of 2006.

4.)  Q:  WHAT HAPPENS TO THE MERGER AGREEMENT MAYTAG HAD WITH THE
RIPPLEWOOD-LED TRITON GROUP?

A: Maytag has wired the $40 million break-up fee to Triton and the merger agreement Maytag had with Triton has been terminated. As stated in the Whirlpool agreement, Whirlpool has agreed to reimburse this $40 million fee to Maytag.


5.)  Q:  WHAT ARE WHIRLPOOL'S INTENTIONS FOR MAYTAG (BUSINESS STRATEGY)?

A: Whirlpool has stated that they believe combining Whirlpool and Maytag would bring great benefits to both companies, as well as to their respective shareholders, trade customers, consumers and employees. Whirlpool has also stated that they have a strong track record of investing in innovation, quality, customer service and a robust supply chain and Maytag's brands will increase the combined organization's ability to reach an even broader consumer base.

6.) Q: WHY DOES WHIRLPOOL BELIEVE THAT THE MERGER WILL RECEIVE FEDERAL REGULATORY APPROVAL?

A: Whirlpool has stated publicly that they believe there are numerous reasons why the merger is pro-competitive and will receive regulatory approval. Some of these publicly stated reasons include:

o Competition in the appliance industry is intense and increasing, and that will continue to be the case following an acquisition of Maytag by Whirlpool.

o The U.S. and Canada are open with no barriers to entry, and the sales of imported products are rapidly increasing today from Mexico, Asia and Europe.

o For these reasons, sophisticated trade customers of all sizes, who would suffer if the merger were to produce anti-competitive effects, support the proposed transaction, which provides confidence that the proposed transaction poses no risk to competition and will receive prompt antitrust clearance.


7.) Q: ASSUMING THE MERGER RECEIVES REGULATORY AND SHAREHOLDER APPROVAL, WHAT IMPACT WILL THIS HAVE ON CURRENT MAYTAG EMPLOYEES AND OPERATIONS?

A: While it is too early to say how any given department or individual job may be affected by the merger, Whirlpool's chairman and CEO, Jeff Fettig, has said the combined company will need great talent to manage the integration process and effectively run the business going forward and that there will be a process developed to identify specific positions and job opportunities, with a fair and open evaluation for selecting the best candidates for each available position. Whirlpool has stated that it is their goal to create a company with the world-class talent and resources required to successfully compete in this global business. Most importantly, Mr. Fettig has committed to treating all employees with respect and dignity before, during and after the transition period.


8.)  Q:  WHAT'S NEXT IN THE MERGER PROCESS?

A: The next significant event will be filing the necessary documents to seek the required regulatory approvals.


9.)  Q:  WHAT HAPPENS TO MY MAYTAG STOCK ONCE THE DEAL IS COMPLETED?

A: The answer depends upon how you own the stock. All of the following assume that the purchase is completed under the existing terms. Please note however that under the terms of the agreement, the Whirlpool stock to be issued is subject to adjustment if the "20-Day Average Price" of Whirlpool stock shortly before the merger is less than $75.1039 or greater than $91.7937.

IF YOU PERSONALLY OWN STOCK, you will receive $10.50 in cash and the equivalent of approximately $10.50 of Whirlpool stock, subject to adjustment as described above.

IF YOUR STOCK IS IN YOUR 401(K) PLAN, through the Company match and/or your own investment, your 401(k) Plan account will be credited with $10.50 in cash and the equivalent of approximately $10.50 of Whirlpool stock, subject to adjustment as described above, for each share of Maytag stock in your account.

IF YOUR STOCK IS IN THE EMPLOYEE DISCOUNT STOCK PURCHASE PLAN, you will receive $10.50 in cash and the equivalent of approximately $10.50 of Whirlpool stock, subject to adjustment as described above, for each share of stock in your account. The current suspension of new contributions to the plan will continue.

IF YOU HOLD STOCK OPTIONS, prior to the closing of the merger, any vested options will continue to be exercisable in accordance with their terms, subject to trading window guidelines for certain employees. Upon closing of the merger, all stock options will vest and convert to stock options to purchase the equivalent value of Whirlpool stock, subject to adjustment as described above (with the exercise price adjusted to equitably reflect the merger) and will continue to be exercisable in accordance with the terms of the option. We will provide more detailed information with respect to treatment of stock options prior to the closing of the merger.

IF YOU HOLD RESTRICTED STOCK UNITS, the units will vest and will be settled in cash when the merger is completed.


10.) Q: WHAT HAPPENS TO MY 401(K)? WILL THE MAYTAG MATCH BE CONTINUED THROUGH THE CLOSE OF THE MERGER?

A: The 401(k) Plan and the Company match will continue through at least December 31, 2006. Upon completion of the merger, the match will no longer be in Maytag stock.


11.)  Q:  HOW WILL THE PROPOSED WHIRLPOOL MERGER AFFECT MAYTAG PENSION PLANS?

A: The status of the pension plan has not changed. At the end of 2004, $1.2 billion dollars was invested in the fund, and it is insured by the Pension Benefit Guaranty Corporation (PBGC). While it is legally possible to change or even terminate the pension plan in the future, any benefits, which have been accrued, are protected by law. That is, even if the plan were terminated, the law would not allow any reduction in the benefits you have
earned up to that time.   The law also requires that the form of payment
options for accrued benefits remain in place. This means that the cash balance formula would continue to have a lump sum payment option available on accrued benefits and the traditional plan would continue to be paid as a monthly annuity. Form of payment options can change only for future benefits earned under the plan.


12.) Q: HOW WILL THE PROPOSED WHIRLPOOL MERGER AFFECT CURRENT MAYTAG BENEFIT PLANS INCLUDING SEPARATION BENEFITS?

A: The agreement requires that the existing benefit plans or equivalent plans be continued through December 31, 2006. The existing separation plans also remain in effect until at least December 31, 2006.


13.) Q: HOW WILL THE $15 MILLION RETENTION MONIES THAT WHIRLPOOL IS OFFERING BE DISTRIBUTED TO EMPLOYEES?

A: As part of the signed definitive agreement, Maytag will receive up to $15 million that will be available, while the transaction process is pending, for retention of employees. The retention funds will be directed towards retaining employees who impact the critical areas of our business. Maytag will make the determination as to the employees who will receive retention funds.

                                     # # #


WHIRLPOOL FORWARD-LOOKING STATEMENT:

This document contains forward-looking statements that speak only as of this date. Whirlpool disclaims any obligation to update such information. Forward-looking statements include, but are not limited to, statements regarding expected earnings per share, cash flow, and material costs for the full year 2005, as well as the expected consequences of enacted price increases. Although Whirlpool believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Many factors could cause actual results to differ materially from Whirlpool's forward-looking statements. Among these factors are:
(1) the cost of raw materials and components, especially steel and the impact of rising oil prices; (2) the financial impact of Whirlpool's announced price changes will be dependent upon such factors as market conditions, the strength of consumer demand for Whirlpool's products, and other factors outside of Whirlpool's control such as the general economic conditions prevailing at the time the new pricing goes into effect; (3) rising worldwide transportation costs due to historically high and volatile oil prices, capacity constraints, and other factors; (4) the ability to gain or maintain market share in an intensely competitive global market; (5) the strength of new and established Asian competitors in the United States and abroad; (6) the success of Whirlpool's global business strategy; (7) Whirlpool's global operating platform initiatives;
(8) the success of the Latin American businesses operating in challenging and volatile environments; (9) continuation of Whirlpool's strong relationship with Sears Holdings Corporation in North America, which accounted for approximately 17% of consolidated net sales of $13 billion in 2004; (10) currency exchange rate fluctuations; (11) social, economic and political volatility in developing markets; (12) continuing uncertainty in the North American, Latin American, Asian and European economies; (13) the effectiveness of the series of restructuring actions Whirlpool has announced and/or completed through 2004;
(14) U.S. interest rates; (15) changes to the obligations as presented in the contractual obligations table; (16) changes in the funded position of the U.S. pension plans; (17) continued strength of the U.S. builder industry; (18) the threat of terrorist activities or the impact of war; (19) Whirlpool's estimate of its annual effective tax rate of approximately 31.7%; and (20) the ability of Whirlpool and Maytag to satisfy the conditions to consummation of the merger agreement between them, including Maytag shareholder approval and regulatory clearances, the timing of such satisfaction and in the event the merger is completed, Whirlpool's ability to realize expected benefits and the timing of such realization.

MAYTAG FORWARD-LOOKING STATEMENTS:

This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transactions, expected cost savings and anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of management of Maytag. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, with respect to the transaction with Whirlpool (1) Maytag may be unable to obtain shareholder approval required for the transaction; (2) conditions to the closing of the transaction may not be satisfied or the merger agreement may be terminated prior to closing; (3) Maytag may be unable to obtain the regulatory approvals required to close the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Maytag or cause the parties to abandon the transaction; (4) Maytag may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals; (5) the transaction may involve unexpected costs or unexpected liabilities; (6) the credit ratings of Maytag or its subsidiaries may be different from what the parties expect; (7) the businesses of Maytag may suffer as a result of uncertainty surrounding the transaction; (8) the industry may be subject to future regulatory or legislative actions that could adversely affect Maytag; and (9) Maytag may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Maytag are set forth in its filings with the Securities and Exchange Commission ("SEC"), which are available at www.maytagcorp.com. Maytag undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION RELATING TO THE MERGER AND WHERE TO FIND IT
Whirlpool and Maytag will file a prospectus/proxy statement with the SEC in connection with the proposed transaction. Investors are urged to read any such prospectus/proxy statement, when available, which will contain important information. The prospectus/proxy statement will be, and other documents filed by Whirlpool and Maytag with the SEC are, available free of charge at the SEC's website (WWW.SEC.GOV) or from Whirlpool by directing a request to Whirlpool Corporation, 2000 North M-63, Mail Drop 2800, Benton Harbor, MI 49022-2692,
Attention: Larry Venturelli, Vice President, Investor Relations, or from Maytag Corporation's Web site at WWW.MAYTAGCORP.COM. Neither this communication nor the prospectus/proxy statement, when available, will constitute an offer to issue Whirlpool common stock in any jurisdiction outside the United States where such offer or issuance would be prohibited -- such an offer or issuance will only be made in accordance with the applicable laws of such jurisdiction.

Whirlpool, Maytag and their respective directors, executive officers, and other employees may be deemed to be participating in the solicitation of proxies from Maytag stockholders in connection with the approval of the proposed transaction. Information about Whirlpool's directors and executive officers is available in Whirlpool's proxy statement, dated March 18, 2005, for its 2005 annual meeting of stockholders. Information about Maytag's directors and executive officers is available in Maytag's proxy statement, dated April 4, 2005, for its 2005 annual meeting of stockholders. Additional information about the interests of potential participants will be included in the prospectus/proxy statement Whirlpool and Maytag will file with the SEC.

 EMPLOYEE TALKING POINTS - MAYTAG ENTERS DEFINITIVE MERGER AGREEMENT
                                 WITH WHIRLPOOL

     o Today, Maytag formally entered into a definitive merger agreement with Whirlpool through which Whirlpool will pay $21 per share in cash and stock, subject to adjustment, in exchange for our company's stock.

     o Maytag has wired the $40 million break-up fee to the Ripplewood-led Triton Acquisition Holding and has terminated the agreement with Triton Acquisition Holding. Maytag anticipates reimbursement of the $40 million fee from Whirlpool later today.

     o The transaction value, including the assumption of approximately $977 million in debt, is approximately $2.7 billion.

     o Whirlpool has agreed to provide Maytag with up to $15 million for retention of Maytag employees.

     o Whirlpool has also agreed to pay a "reverse break-up fee" of $120 million if the transaction cannot be closed due to an inability to obtain regulatory approval.

     o Following this announcement, Maytag and Whirlpool will be moving forward with the process of obtaining necessary regulatory approvals.

     o Both Whirlpool and Maytag will be required to submit documentation to the regulatory agencies as they examine antitrust issues. As they review this information, it would not be uncommon for additional information requests to be made along the way by the government. Though the length of this approval process can vary considerably, we believe that the transaction can be completed as early as the first quarter of 2006.

     o As with all transactions, it is important to remember that there is never absolute assurance that the merger agreement will be consummated, although we certainly expect it to be. While the merger agreement is pending, we need to remain focused on our business.

     o It's far too early to talk about how any given department or individual job may be affected. Ralph Hake has had recent conversations with Jeff Fettig, Whirlpool chairman & CEO.

          o Fettig has assured Ralph that Whirlpool's goal is to create a combined company with the world-class talent and resources required to successfully compete in this global business.
          o Fettig believes that great talent will be required to manage the integration process and effectively operate the business going forward.

          o Fettig said that Whirlpool and Maytag will develop a process to identify specific positions and job opportunities, with a fair and open evaluation for selecting the best candidates for each available position.
          o Fettig has committed that all employees will be treated with the deserved respect and dignity throughout the transition period of the integration.

     o While the merger is pending, it is important that we all pull together to move our Maytag business forward and in the strongest possible position.

                                 # # #

WHIRLPOOL Forward-Looking Statements:

This document contains forward-looking statements that speak only as of this date. Whirlpool disclaims any obligation to update such information. Forward-looking statements include, but are not limited to, statements regarding expected earnings per share, cash flow, and material costs for the full year 2005, as well as the expected consequences of enacted price increases. Although Whirlpool believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Many factors could cause actual results to differ materially from Whirlpool's forward-looking statements. Among these factors are:
(1) the cost of raw materials and components, especially steel and the impact of rising oil prices; (2) the financial impact of Whirlpool's announced price increases will be dependent upon such factors as market conditions, the strength of consumer demand for Whirlpool's products, and other factors outside of Whirlpool's control such as the general economic conditions prevailing at the time the new pricing goes into effect; (3) the ability to gain or maintain market share in an intensely competitive global market; (4) the strength of new and established Asian competitors in the United States and abroad; (5) the success of Whirlpool's global business strategy ; (6) Whirlpool's global operating platform initiatives; (7) the success of the Latin American businesses operating in challenging and volatile environments; (8) continuation of Whirlpool's strong relationship with Sears Holdings Corporation in North America, which accounted for approximately 17% of consolidated net sales of $13 billion in 2004; (9) currency exchange rate fluctuations; (10) social, economic and political volatility in developing markets; (11) continuing uncertainty in the North American, Latin American, Asian and European economies; (12) the effectiveness of the series of restructuring actions Whirlpool has announced and/or completed through 2004; (13) U.S. interest rates; (14) changes to the obligations as presented in the contractual obligations table; (15) changes in the funded position of the U.S. pension plans; (16) continued strength of the U.S. builder industry; (17) the threat of terrorist activities or the impact of war; (18) Whirlpool's estimate of its annual effective tax rate of approximately 31.7%; and (19) satisfaction of the conditions to consummation of the merger agreement between Whirlpool Corporation and Maytag Corporation, including Maytag shareholder approval and regulatory clearances, and once the acquisition is completed, Whirlpool's ability to realize expected benefits and the timing of such realization.

MAYTAG Forward-Looking Statements:

This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transactions, expected cost savings and anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of management of Maytag. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, with respect to the transaction with Whirlpool (1) Maytag may be unable to obtain shareholder approval required for the transaction; (2) conditions to the closing of the transaction may not be satisfied or the merger agreement may be terminated prior to closing; (3) Maytag may be unable to obtain the regulatory approvals required to close the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Maytag or cause the parties to abandon the transaction; (4) Maytag may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals;
(5) the transaction may involve unexpected costs or unexpected liabilities; (6) the credit ratings of Maytag or its subsidiaries may be different from what the parties expect; (7) the businesses of Maytag may suffer as a result of uncertainty surrounding the transaction; (8) the industry may be subject to future regulatory or legislative actions that could adversely affect Maytag; and
(9) Maytag may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Maytag are set forth in its filings with the Securities and Exchange Commission ("SEC"), which are available at www.maytagcorp.com. Maytag undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Whirlpool and Maytag will file a prospectus/proxy statement with the Securities and Exchange Commission in connection with the proposed transaction. Investors are urged to read any such prospectus/proxy statement, when available, which will contain important information. The prospectus/proxy statement will be, and other documents filed by Whirlpool and Maytag with the Securities and Exchange Commission are, available free of charge at the SEC's website (WWW.SEC.GOV) or from Whirlpool by directing a request to Whirlpool Corporation, 2000 North M-63, Mail Drop 2800, Benton Harbor, MI 49022-2692, Attention: Larry Venturelli, Vice President Investor Relations, or from Maytag Corporation's Web site at www.maytagcorp.com.

PARTICIPANTS IN THE SOLICITATION

Whirlpool, Maytag and their respective directors, executive officers, and other employees may be deemed to be participants in such solicitation. Information about Whirlpool's directors and executive officers is available in Whirlpool's proxy statement, dated March 18, 2005, for its 2005 annual meeting of stockholders. Information about Maytag's directors and executive officers is available in Maytag's proxy statement, dated April 4, 2005, for its 2005 annual meeting of stockholders. Additional information about the interests of potential participants will be included in the prospectus/proxy statement Whirlpool and Maytag will file with the Securities and Exchange Commission.

WHIRLPOOL FORWARD-LOOKING STATEMENT:

This document contains forward-looking statements that speak only as of this date. Whirlpool disclaims any obligation to update such information. Forward-looking statements include, but are not limited to, statements regarding expected earnings per share, cash flow, and material costs for the full year 2005, as well as the expected consequences of enacted price increases. Although Whirlpool believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Many factors could cause actual results to differ materially from Whirlpool's forward-looking statements. Among these factors are:
(1) the cost of raw materials and components, especially steel and the impact of rising oil prices; (2) the financial impact of Whirlpool's announced price changes will be dependent upon such factors as market conditions, the strength of consumer demand for Whirlpool's products, and other factors outside of Whirlpool's control such as the general economic conditions prevailing at the time the new pricing goes into effect; (3) rising worldwide transportation costs due to historically high and volatile oil prices, capacity constraints, and other factors; (4) the ability to gain or maintain market share in an intensely competitive global market; (5) the strength of new and established Asian competitors in the United States and abroad; (6) the success of Whirlpool's global business strategy; (7) Whirlpool's global operating platform initiatives;
(8) the success of the Latin American businesses operating in challenging and volatile environments; (9) continuation of Whirlpool's strong relationship with Sears Holdings Corporation in North America, which accounted for approximately 17% of consolidated net sales of $13 billion in 2004; (10) currency exchange rate fluctuations; (11) social, economic and political volatility in developing markets; (12) continuing uncertainty in the North American, Latin American, Asian and European economies; (13) the effectiveness of the series of restructuring actions Whirlpool has announced and/or completed through 2004;
(14) U.S. interest rates; (15) changes to the obligations as presented in the contractual obligations table; (16) changes in the funded position of the U.S. pension plans; (17) continued strength of the U.S. builder industry; (18) the threat of terrorist activities or the impact of war; (19) Whirlpool's estimate of its annual effective tax rate of approximately 31.7%; and (20) the ability of Whirlpool and Maytag to satisfy the conditions to consummation of the merger agreement between them, including Maytag shareholder approval and regulatory clearances, the timing of such satisfaction and in the event the merger is completed, Whirlpool's ability to realize expected benefits and the timing of such realization.

MAYTAG FORWARD-LOOKING STATEMENTS:

This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transactions, expected cost savings and anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of management of Maytag. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, with respect to the transaction with Whirlpool (1) Maytag may be unable to obtain shareholder approval required for the transaction; (2) conditions to the closing of the transaction may not be satisfied or the merger agreement may be terminated prior to closing; (3) Maytag may be unable to obtain the regulatory approvals required to close the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Maytag or cause the parties to abandon the transaction; (4) Maytag may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals; (5) the transaction may involve unexpected costs or unexpected liabilities; (6) the credit ratings of Maytag or its subsidiaries may be different from what the parties expect; (7) the businesses of Maytag may suffer as a result of uncertainty surrounding the transaction; (8) the industry may be subject to future regulatory or legislative actions that could adversely affect Maytag; and (9) Maytag may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Maytag are set forth in its filings with the Securities and Exchange Commission ("SEC"), which are available at www.maytagcorp.com. Maytag undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION RELATING TO THE MERGER AND WHERE TO FIND IT
Whirlpool and Maytag will file a prospectus/proxy statement with the SEC in connection with the proposed transaction. Investors are urged to read any such prospectus/proxy statement, when available, which will contain important information. The prospectus/proxy statement will be, and other documents filed by Whirlpool and Maytag with the SEC are, available free of charge at the SEC's website (WWW.SEC.GOV) or from Whirlpool by directing a request to Whirlpool Corporation, 2000 North M-63, Mail Drop 2800, Benton Harbor, MI 49022-2692,
Attention: Larry Venturelli, Vice President, Investor Relations, or from Maytag Corporation's Web site at WWW.MAYTAGCORP.COM. Neither this communication nor the prospectus/proxy statement, when available, will constitute an offer to issue Whirlpool common stock in any jurisdiction outside the United States where such offer or issuance would be prohibited -- such an offer or issuance will only be made in accordance with the applicable laws of such jurisdiction.

Whirlpool, Maytag and their respective directors, executive officers, and other employees may be deemed to be participating in the solicitation of proxies from Maytag stockholders in connection with the approval of the proposed transaction. Information about Whirlpool's directors and executive officers is available in Whirlpool's proxy statement, dated March 18, 2005, for its 2005 annual meeting of stockholders. Information about Maytag's directors and executive officers is available in Maytag's proxy statement, dated April 4, 2005, for its 2005 annual meeting of stockholders. Additional information about the interests of potential participants will be included in the prospectus/proxy statement Whirlpool and Maytag will file with the SEC.

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